Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Roderick Bartlett, Chief Financial Officer of TransAct Energy Corp., (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July15, 2021

/s/ Rod Bartlett

Roderick C. Bartlett

Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to TransAct Energy Corp. and will be retained by TransAct Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.